Other equity instruments and own shares	12 Months Ended
Dec. 31, 2019
Other equity instruments and own shares
Other equity instruments and own shares
Other equity instruments and own shares
a) Equity instruments issued not capital and other equity instruments
Other equity instruments includes the equity component of compound financial instruments, the increase in equity due to personnel remuneration, and other items not recognised in other “Shareholders’ equity” items.
On 8 September 2017, Banco Santander issued contingent redeemable perpetual bonds (the “Fidelity Bonds”) amounting to EUR 981 million nominal value -EUR 686 million fair value. On 31 December 2019 amounted to EUR 598 million (EUR 565 million on 31 December 2018).
Additionally, at 31 December 2019 the Group had other equity instruments amounting to EUR 146 million.
b) Own shares
Shareholders’ equity - Own shares includes the amount of own equity instruments held by all the Group entities.
Transactions involving own equity instruments, including their issuance and cancellation, are recognised directly in equity, and no profit or loss may be recognised on these transactions. The costs of any transaction involving own equity instruments are deducted directly from equity, net of any related tax effect.
The Bank’s shares owned by the consolidated companies accounted for 0.051% of issued share capital at 31 December 2019 (31 December 2018: 0.075%; 31 December 2017: 0.024%).
The average purchase price of the Bank’s shares in 2019 was EUR 4.09 per share and the average selling price was EUR 4.11 per share.
The effect on equity, net of tax, arising from the purchase and sale of Bank shares is of EUR 6 million of losses in 2019 (2018: EUR 0 million; 2017: EUR 26 million of profit).